Exhibit 10.2
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON YOU MAY REMOVE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOU DRIVER’S LICENSE NUMBER.
DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND REVENUES
FROM
SUN RIVER ENERGY, INC.
(Mortgagor and Debtor)
TO
PHILIP D. WELLER, TRUSTEE
for the benefit of
KATY RESOURCES ETX, LLC,
(Mortgagee and Secured Party)
FOR PURPOSES OF FILING THIS INSTRUMENT AS A FINANCING STATEMENT, THE MAILING ADDRESS OF MORTGAGOR/DEBTOR IS 5950 BERKSHIRE LANE, SUITE 1650, DALLAS, TEXAS 75225; THE MAILING ADDRESS OF MORTGAGEE/SECURED PARTY IS 717 TEXAS AVENUE, SUITE 3100, HOUSTON, TEXAS 77002.
THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, AND COVERS FUTURE ADVANCES AND PROCEEDS. INTERESTS IN OIL, GAS, MINERALS AND OTHER AS-EXTRACTED COLLATERAL OR IN ACCOUNTS RESULTING FROM THE SALE THEREOF, WHICH ARE INCLUDED IN THE MORTGAGED PROPERTY, AND WILL BE FINANCED AT WELLHEADS LOCATED ON THE LEASES OR LANDS ASSOCIATED WITH PIPELINES DESCRIBED IN EXHIBIT A-1 AND EXHIBITA-2 HERETO.
PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY MAY BE OR MAY IN THE FUTURE BE AFFIXED TO THE LANDS OR LANDS ASSOCIATED WITH PIPELINES DESCRIBED IN EXHIBIT A-1 AND EXHIBITA-2 HERETO.
A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT.
THIS FINANCING STATEMENT IS TO BE FILED AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS.
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ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to lands of Mortgagor which are described, or referred to, in Exhibit A-1 and Exhibit A-2 hereto.
RECORDED DOCUMENT SHOULD BE RETURNED TO:
DLA PIPER LLP (US)
1000 Louisianna Street, Suite 2800
Houston, Texas 77002
Attention: Steven Torello

DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND REVENUES
(THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS)
ARTICLE I
GRANT OF LIENS AND SECURITY INTERESTS
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned SUN RIVER ENERGY, INC., a Colorado company (“Mortgagor”), whose mailing address is 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225, for valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the debt and trust hereinafter mentioned, has granted, bargained, sold, conveyed, transferred and assigned, and by these presents does GRANT, BARGAIN, SELL, CONVEY, MORTGAGE, PLEDGE, TRANSFER, ASSIGN AND SET OVER to Philip D. Weller, whose address is 1717 Main Street, Suite 4600, Dallas, Texas 75201, and its successors and substitutes in trust, as hereinafter provided (the “Trustee”), with a power of sale, for the benefit of KATY RESOURCES ETX, LLC, a Delaware limited liability company, whose mailing address is 717 Texas Avenue, Suite 3100, Houston, Texas 77002 (the “Mortgagee”), the following property, whether real, personal or mixed, whether now owned or hereafter acquired under law or in equity (collectively, the “Mortgaged Property”); the inclusion of certain specific types and items of property and interests in one or more of the following Paragraphs are not intended in any way to limit the effect of the more general descriptions:
OIL AND GAS PROPERTIES
     A. All of Mortgagor’s present and future rights, titles, interests and estates, now owned or hereafter acquired by Mortgagor, in and to those certain oil, gas and mineral leases, mineral interests, mineral servitudes, royalty interests, overriding royalty interests, production payments, net profits interests, fee interests, carried interests, reversionary interests and all other rights, titles, interests or estates described on Exhibit A-1 attached hereto and made a part hereof or in, on or under any lands described in Exhibit A-1, whether such rights, titles, interests or estates or such lands are correctly described therein or not (all of which rights, titles, interests and estates described in this Paragraph A are hereinafter included within the term “Subject Interests”). The term “oil, gas and mineral leases,” as used in this instrument and in Exhibit A-1 includes, in addition to oil, gas and mineral leases, oil and gas leases, oil, gas and sulphur leases, other mineral leases, co-lessor’s agreements and extensions, amendments, ratifications and subleases of all or any of the foregoing, all as may be appropriate.
     B. All of Mortgagor’s present and future rights, titles, interests and estates, now owned or hereafter acquired by Mortgagor, in and to present and future drilling, spacing, proration or production units, as created by the terms of any unitization, communitization and pooling agreements and orders, and all properties, property rights and estates created thereby which include, belong or appertain to the Subject Interests, including, without limitation, all such units formed voluntarily or under or pursuant to any Law relating to any of the Subject Interests. As used herein, the term “Law” means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality, or Tribunal, and the term “Tribunal” means any court or governmental department, commission, board, bureau, agency, or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.
     C. All present and future As-extracted collateral (as defined in the Uniform Commercial Code as enacted, amended and in effect in each jurisdiction in Texas in which any of the Mortgaged Property is situated (the “UCC”)), including all oil and gas, and all present and future casinghead gas, drip gasoline, natural gasoline, distillate, all other liquid or gaseous hydrocarbons produced or to be produced in conjunction therewith, all products, by-products and all other substances derived therefrom or the processing thereof, and all other similar minerals, now owned or hereafter acquired by Mortgagor, now or hereafter accruing to, attributable to or produced from the Subject Interests or to which Mortgagor now or hereafter may be entitled as a result or by virtue of Mortgagor’s ownership of the Subject Interests (collectively, “Hydrocarbons”).
     D. All present and future sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value (whether similar to the foregoing or not), and the products and proceeds therefrom now owned or hereafter acquired by Mortgagor, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite now or hereafter accruing to, attributable to or produced from the Subject Interests or to which Mortgagor now or hereafter may be entitled as a result of or by virtue of Mortgagor’s ownership of the Subject Interests (collectively, “Other Minerals”).
     E. All present and future oil and gas wells, disposal and injection wells, rigs, improvements, fixtures, machinery and other equipment, inventory and articles of personal property or movables, now owned or hereafter acquired by Mortgagor, including, without limitation, connection apparatus and flow lines from wells to tanks, wells, pipelines, gathering lines, trunk lines, lateral lines, flow lines, compressor, dehydration and pumping equipment, pumping plants, gas plants, processing plants, pumps, dehydration units, separators, heater treaters, valves, gauges, meters, derricks, rig substructures, buildings, tanks, reservoirs, tubing, rods, liquid extractors, engines, boilers, tools, appliances, cables, wires, tubular goods, machinery, supplies and any and all other equipment, inventory and articles of personal property of any kind or character whatsoever appurtenant to, or used or held for use in connection with the production of Hydrocarbons or Other Minerals from the Subject Interests, or now or hereafter located on any of the lands encumbered by any of the Subject Interests (the “Lands”), or used on or about the Lands in connection with the operations thereon, together with all present and future improvements or products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the foregoing (all of the types or items of property and interests described in this Paragraph E are hereinafter collectively referred to as the “Personal Property”).
     F. All present and future rights, titles, interests and estates now owned or hereafter acquired by Mortgagor (including, without limitation, all rights to receive payments) under or by virtue of all easements, permits, licenses, rights-of-way, surface leases, franchises, servitudes, division orders, transfer orders and other agreements relating or pertaining to purchasing, exchanging, exploring for, developing, operating, treating, processing, storing, marketing or transporting Hydrocarbons or Other Minerals now or hereafter found in, on or under, or produced from, any of the Subject Interests, or under or by virtue of any contract relating in any way to all or any part of the Mortgaged Property otherwise described herein, including, without limitation, farmout contracts, farmin contracts, operating or joint operating agreements, trade letter agreements, bidding agreements, assignments, subleases and all agreements creating rights-of-way for ingress and egress to and from the Subject Interests (all of such rights, titles, interests and estates referred to or described in this Paragraph F are hereinafter collectively referred to as the “Subject Contracts”), and all rights, titles and interests in and to all surface fees and fee estates described in Exhibit A-1, compressor sites, settling ponds, equipment or pipe yards, office sites, office buildings and all property and fixtures located thereon, whether such surface fees, fee estates, compressor sites, settling ponds, equipment or pipe yards, office sites, office buildings are fee simple estates, leasehold estates or otherwise, together with all present and future rights, titles, easements and estates now owned or hereafter acquired under or in connection with such interest.
     G. All present and future accounts (including, but not limited to, all open accounts receivable and accounts receivable arising under or pursuant to any joint operating agreements, division orders or other agreements, documents or instruments relating to any of the Subject Interests, and including without limitation, all seismic data, geological data and interpretations of any of the forgoing, but excluding such seismic and geological data licensed by Mortgagor where such licenses prohibit or restrict the encumbrance, pledge or assignment thereof), general intangibles, chattel paper, documents, instruments, cash and noncash proceeds and other rights, now owned or hereafter acquired by Mortgagor, arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Mortgaged Property described in this Article I (all of which types and items of property and interests described in this Paragraph G are hereinafter collectively referred to as the “Accounts”).
     H. All present and future tenements, hereditaments, appurtenances, profits and properties in anyway appertaining, belonging, affixed or incidental to, or used or useful in connection with, all or any part of the Mortgaged Property otherwise described in this Article I, now owned or hereafter acquired by Mortgagor, including, without limitation, all reversions, remainders, carried interests, tolls, rents, revenues, issues, proceeds, earnings, income, products, profits, deposits, easements, permits, licenses, servitudes, surface leases, rights-of-way and franchises relating to all or any part of the Mortgaged Property.
     I. Nothing in the aforementioned or following paragraphs, however, nor any other language in this document, shall be construed to grant, bargain, sell, convey, transfer or assign any interest whatsoever in any present and future rights, titles, interests and estates, now owned or hereafter acquired by Mortgagor, in and to those certain oil, gas and mineral leases, mineral interests, mineral servitudes, royalty interests, overriding royalty interests, production payments, net profits interests, fee interests, carried interests, reversionary interests and all other rights, titles, interests or estates, or any other type of interest described in the aforementioned or hereinafter mentioned paragraphs, in any property located in the following locations: (1) the state of New Mexico; (2) Tom Greene county, Texas; or (3) any area subject to and a part of the farmout agreement between Mortgagor and Devon Energy Production Company, L.P. (hereinafter referred to as “The Excluded Property”).
PIPELINES
     J. All of Mortgagor’s present and future rights, titles, interests and estates in and to (i) all pipelines now owned and/or operated or hereafter acquired and/or operated by Mortgagor for the gathering, transmission, or distribution of Hydrocarbons from the Subject Interests including, without limitation, those pipelines described on Exhibit A-2 which is attached hereto, and (ii) any interests in real property relating thereto (collectively called the “Pipelines”).
     K. All of Mortgagor’s present and future rights, titles, interests and estates in and to all tracts and parcels of real property described or referred to in Exhibit A-2 attached hereto, or the description of which is incorporated in Exhibit A-2 by reference to any other instrument or document associated with the Pipelines now owned or hereafter acquired (collectively, the “Lands Associated with Pipelines”).
     L. All leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land for the installation, maintenance and operation of the Pipelines or the assets associated with the Pipelines or any portion thereof, now owned or held or hereafter owned or held by Mortgagor including, without limitation, those leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land applicable to the Pipelines or the Pipeline Assets owned or held by Mortgagor and those leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land owned or held by Mortgagor and described in Exhibit A-2 attached hereto or arising by virtue of the documents described in Exhibit A-2 (collectively, the “Rights-of-Way and Franchises”).
     M. All other assets of Mortgagor now or hereafter situated on any of the Lands Associated with Pipelines or the Rights-of-Way and Franchises, including without limitation, fixtures, improvements, equipment, surface or subsurface machinery, facilities, supplies, replacement parts, vehicles of every description, all process control computer systems and equipment or other property of whatsoever kind or nature and, including, without limitation, all buildings, structures, machinery, gas processing plants, stations, substations, pumps, pumping stations, meter houses, metering stations, regulator houses, ponds, tanks, scrapers and scraper traps, fittings, valves, connections, cathodic or electrical protection by-passes, regulators, drips, meters, pumps, pumping units, pumping stations, storage or tankage facilities, engines, pipes, gates, telephone and telegraph lines, electric power lines, poles, wires, casings, radio towers, fixtures, mechanical equipment, electrical equipment, machine shops and other equipment, used or useful in connection therewith; together with all of Mortgagor’s liquid hydrocarbons, carbon dioxide, natural gas liquids, refined petroleum products and other inventory fuels, carbon, chemicals, electric energy, and other consumable materials or products manufactured, processed, generated, produced, transmitted, stored (whether above or below ground) or purchased by Mortgagor for sale, exchange, distribution, consumption or transmission by Mortgagor, including, without limitation, off system gas, drip gas and line fill (collectively, the “Pipeline Assets”).
GENERAL
     N. All other interests of every kind and character which Mortgagor now has or at any time hereafter acquires in and to the types and items of property and interests described in Paragraphs A, B, C, D, E, F, G H, I, J, K, L and M preceding and all property, in each case, which is used or useful in connection with the Mortgaged Property and the proceeds and products of all of the foregoing, whether now owned or hereafter acquired.
     Mortgagor’s interest in the Mortgaged Property as such may be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances together with the Mortgagor’s interests in, to and under or derived from all renewals and extensions of any oil, gas and mineral leases described herein.
     To further secure the full and complete payment and performance of the Secured Indebtedness, Mortgagor, as debtor, hereby grants to Mortgagee and Mortgagee’s successors in title and assigns, as secured party, a first and prior security interest in and to the following types and items of property and interests now owned or hereafter acquired by Mortgagor in the Mortgaged Property (all of which are included within the term “Mortgaged Property”): (a) all present and future Personal Property, Subject Contracts and Accounts (including without limitation, all seismic data, geological data and interpretations of any of the forgoing to the extent a security interest therein can be assigned); (b) all present and future Subject Interests, Hydrocarbons and Other Minerals insofar as the same consist of As-extracted collateral as defined in and subject to the UCC (including Accounts), and for which the creation and perfection of a security interest or lien therein is governed by the provisions of the UCC; (c) all present and future other Mortgaged Property described in Paragraphs “A” through “M” above consisting of Accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, equipment, fixtures and other goods and articles of personal property of any kind or character defined in and subject to the UCC; (d) all present and future increases, profits, combinations, reclassifications, improvements and products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the Mortgaged Property described in this or any other clause of this paragraph; (e) all present and future Accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Hydrocarbons, the Other Minerals or the Mortgaged Property described in this or any other clause of this paragraph; and (f) all present and future security for the payment to Mortgagor of any of the Mortgaged Property described in this or any other clause of this paragraph and goods which gave or will give rise to any of such Mortgaged Property or are evidenced, identified, or represented therein or thereby; provided that nothing in this paragraph shall be deemed to permit any action prohibited by this instrument or by terms incorporated in this instrument.

     In the event that the Mortgagor acquires additional undivided interests in some or all of the Mortgaged Properties, this Deed of Trust shall automatically encumber such additions or increases to the Mortgagor’s interest in the Mortgaged Properties without need of further act or document. Further, in the event the Mortgagor becomes the owner of an interest in any part of the lands described either in Exhibit A-1 or Exhibit A-2 or the documents described on Exhibit A-1 or Exhibit A-2 or otherwise subject to or covered by the Mortgaged Properties, this Deed of Trust shall automatically encumber such ownership interest of the Mortgagor without need of further act or document.
     For the same consideration, Mortgagor hereby grants to Mortgagee any and all present and future rights of Mortgagor to liens and security interests in the Mortgaged Property securing payment of proceeds from the sale of production from the Mortgaged Property, including, but not limited to, those liens and security interests provided for in Section 9.343 of the Texas Business and Commerce Code.
     TO HAVE AND TO HOLD all and singular the Mortgaged Property and all other property which, by the terms hereof, has or may hereafter become subject to the lien and/or security interest of this Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues (the “Deed of Trust”), together with all rights, hereditaments and appurtenances in anywise belonging to the Trustee or assigns forever. Any additional right, title or interest which Mortgagor may hereafter acquire or become entitled to in the interests, properties, Lands and premises aforesaid, or in the oil, gas or other minerals in and under or produced from the Land and leases shall inure to the benefit of and be covered by this Deed of Trust and constitute “Mortgaged Property,” the same as if expressly described and conveyed herein. However, notwithstanding any language herein to the contrary, nothing herein shall be construed to grant, bargain, sell, convey, transfer or assign any interest whatsoever in The Excluded Property.
ARTICLE II

INDEBTEDNESS SECURED
     This conveyance is made, IN TRUST, HOWEVER, to secure and enforce the payment and performance of the following indebtedness, obligations and liabilities:
(a)	The indebtedness under that certain promissory note dated as of even date herewith, in the face amount of $4,000,000 executed by Mortgagor and payable to Mortgagee and all amendments, modifications, supplements, restatements, renewals, extensions or replacements thereof (whether one or more, the “Note”).

(b)	All material covenants, obligations and representations of Mortgagor arising pursuant to the terms of the Note.

(c)	Payment of any sums which may be advanced or paid by Mortgagee under the terms hereof on account of the failure of Mortgagor to comply with the covenants of Mortgagor contained herein, and all other indebtedness of Mortgagor arising pursuant to the provisions of this Deed of Trust.

(d)	Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this Article II, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

(e)	All amendments, modifications, supplements, restatements, renewals, extensions or replacements of indebtedness described, referred to or mentioned in paragraphs (a) through (c) above, and all substitutions therefor, in whole or in part.

(f)	The word “Secured Indebtedness” wherever used in this Deed of Trust shall refer to all present and future debts, obligations and liabilities described or referred to in this Article II or otherwise in this Deed of Trust, and all renewals, revisions, replacements, amendments, restatements, substitutions and modifications thereof.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Mortgagor hereby represents and warrants as follows:
     3.1 Power to Create Lien. Mortgagor has full power and lawful authority to, subject to the terms of any Subject Contracts described on Exhibit A-1 and Exhibit A-2 or any limitations otherwise identified on Exhibit A-1 and Exhibit A-2, bargain, grant, sell, mortgage, assign, transfer, convey, pledge and hypothecate and grant a security interest in all of the Mortgaged Property all in the manner and form herein provided and without obtaining the waiver, consent or approval of any lessor, sublessor, governmental agency or entity or other party whomsoever or whatsoever, except to the extent the approval or consent of the State of Texas or the Department of the Interior, United States of America, as the case may be, is required by applicable law or regulation to the transfer, deed or assignment of an interest in any of the Mortgaged Property.
     3.2 Intent to Cover All Interests. Any fractions or percentages specified on attached Exhibit A-1 in referring to Mortgagor’s interests are solely for the purposes of the warranties made by Mortgagor above and shall in no manner limit the quantum of interest with respect to any Subject Interests or with respect to any Unit or Well identified on Exhibit A-1. If any of the Lands covered by the Subject Interests or Lands Associated with Pipelines or other instrument mentioned on Exhibit A-1 and Exhibit A-2 are incorrectly described, then nevertheless this Deed of Trust shall cover all Mortgagor’s interest in such Subject Interests, the Lands Associated with Pipelines and other instrument as to all of the lands covered thereby, unless limited by express words to the contrary on Exhibit A-1 and Exhibit A-2. However, notwithstanding any language herein to the contrary, nothing herein shall be construed to grant, bargain, sell, convey, transfer or assign any interest whatsoever in The Excluded Property.

     3.3 Business Entity Type. For purposes of this Deed of Trust, “Business Entity” refers to type of Mortgagor’s business formation as specified in the preamble of this Deed of Trust.
ARTICLE IV
COVENANTS OF MORTGAGOR
     In consideration of the Secured Indebtedness hereinabove described, Mortgagor, for itself and its successors and assigns, does hereby covenant and agree as follows:
     4.1 Defend Title. Mortgagor will not create or suffer to be created or permit to exist any lien, or security interest senior to, junior to, or on a parity with, the lien and security interest of this Deed of Trust upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom, except those liens and security interests as described on Exhibit B attached hereto and liens and security interests which do not materially adversely affect the aggregate value of such property and interests (“Permitted Liens”). Mortgagor will defend the title to such Mortgaged Property against the claims and demands of all other persons whomsoever (other than persons claiming by, through or under Mortgagee) and will maintain and preserve the lien and security interests created hereby so long as any of the Secured Indebtedness secured hereby remains unpaid. Should a material adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property, Mortgagor agrees it will immediately defend against such adverse claim or take appropriate action to remove such cloud at Mortgagor’s cost and expense, and Mortgagor further agrees that Mortgagee may take such other action as Mortgagee reasonably deems advisable to protect and preserve its interests in the Mortgaged Property, and in such event Mortgagor will indemnify Mortgagee against any and all costs, reasonable attorneys’ fees and other expenses which it may reasonably incur in defending against any such adverse claim or taking action to remove any such cloud.
     4.2 Correct Defects. Upon request of Mortgagee, Mortgagor will promptly correct any defect which are discovered after the execution and delivery of this Deed of Trust in the note or notes above described or other documents executed in connection herewith, in the execution or acknowledgment hereof or thereof or in the description of the Mortgaged Property, and will execute, acknowledge, and deliver such division orders, transfer orders and other assurances and instruments as shall, in the reasonable opinion of Mortgagee, be necessary or proper to convey and assign to the Trustee all of the Mortgaged Property herein conveyed or assigned, or intended to be so.
     4.3 Notifications. Mortgagor will notify Mortgagee of the material destruction, loss, termination or acquisition of any material Mortgaged Property (except as occurs in the ordinary course of business) within twenty (20) days thereof.
     4.4 Pooling. Mortgagor will not, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, voluntarily pool or unitize all or any part of the Mortgaged Property consisting of producing oil, gas and mineral leases, where the pooling or unitization would result in the material diminution of Mortgagor’s net revenue interest in production from the pooled or unitized lands. Immediately after the formation of any pool or unit in accordance herewith, Mortgagor will furnish to Mortgagee a conformed copy of the pooling agreement, declaration of pooling, or other instrument creating the pool or unit. The interest of Mortgagor included in any pool or unit attributable to the Mortgaged Property or any part thereof shall become a part of the Mortgaged Property and shall be subject to liens and security interests hereof in the same manner and with the same effect as though the pool or unit and the interest of Mortgagor therein were specifically described in Exhibit A-1 hereto. In the event any proceedings of any governmental body which could result in pooling or unitizing all or any part of the Mortgaged Property are commenced, Mortgagor shall give immediate written notice thereof to Mortgagee.
     4.5 Maintenance and Operation of Mortgaged Property.
(a)	Mortgagor will at its own expense do or cause to be done all things reasonably necessary to preserve and keep in full repair, working order and efficiency (subject to reasonable wear and tear) all of the Mortgaged Property, to the extent necessary in accordance with the standards of a prudent operator under comparable conditions, including, without limitation, all equipment, machinery and other tangible or movable personal property, and from time to time will make or cause to be made all the needful and proper repairs, renewals and replacements so that at all times the state and condition of the Mortgaged Property will be substantially preserved and maintained in accordance with the standards of a prudent operator under comparable conditions.

(b)	Mortgagor will promptly pay and discharge, or cause to be promptly paid or discharged, all rentals, delay rentals, royalties and indebtedness accruing under, and perform or cause to be performed in all material respects each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts and agreements described or referred to herein or directly affecting Mortgagor’s interests in the Mortgaged Property, and will do or cause to be done all other things reasonably necessary to keep materially unimpaired Mortgagor’s rights with respect thereto and prevent any material forfeiture thereof or material default thereunder; provided that Mortgagor may contest such obligations under such assignments, deeds, leases, sub-leases and material contracts and agreements in good faith and by appropriate proceedings. Mortgagor will operate or cause to be operated the Mortgaged Property in a careful and efficient manner in accordance with the practices of the industry and in compliance in all material respects with all applicable contracts and agreements and in compliance in all material respects with all applicable proration and conservation laws of the jurisdiction in which the Mortgaged Property is situated, and all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of the Mortgaged Property and the production and sale of Hydrocarbons and Other Minerals therefrom. Mortgagor will do or cause to be done such development work as may be reasonably necessary to the prudent and economical operation of the Mortgaged Property in accordance with the current customs and practices of operators in the industry under comparable conditions.

(c)	Mortgagor will do all things reasonably necessary to keep materially unimpaired Mortgagor’s rights and remedies in or under the Mortgaged Property and shall not abandon, convey, assign, lease or otherwise transfer any material right, title or interest of Mortgagor in, to, or under the Pipelines or the Pipeline Assets, or consent to any of the foregoing, directly or indirectly, without the express prior written consent of Mortgagee, which consent shall not be unreasonably withheld or delayed.

(d)	Mortgagor will perform or cause to be performed, in all material respects, each and all material covenants, agreements, terms, conditions and limitations imposed upon Mortgagor or its predecessors in interest and expressly contained in any assignment or other form of conveyance, under or through which the Pipelines, Pipeline Assets, Lands Associated with Pipelines, or Rights-of-Way and Franchises, or an undivided interest therein are now held, and perform or cause to be performed, in all material respects, all material (expressed or implied) covenants and obligations imposed upon Mortgagor in connection with any document or instrument relating thereto.

(e)	Mortgagor will cause, or in the event Mortgagor is not the operator of the Pipeline Assets, use its commercially reasonable best efforts to cause, the Pipeline Assets to be maintained, developed, and continuously operated for the gathering, storing, transmission and distribution of Hydrocarbons in a good and workmanlike manner as would be operated by a prudent operator under comparable conditions and in compliance in all material respects with all applicable operating agreements and contracts, and all applicable federal, state, and local laws, rules and regulations, excepting those being diligently contested in good faith.

(f)	Mortgagor will cause the Pipelines to be kept in good and effective operating condition (reasonable wear and tear excepted), and all repairs, renewals, replacements, additions and improvements thereof or thereto, needful to the gathering, storing, transmission and distribution of Hydrocarbons through the Pipelines, to be promptly made as would be kept or effected by a prudent operator under comparable conditions.
     4.6 Operation by Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Subject Interests which are other than working interests or which may be operated by a party or parties other than Mortgagor and with respect to all or any such Subject Interests and properties as may be comprised of interests other than working interests or which may be operated by parties other than Mortgagor, Mortgagor’s covenants set forth in as expressed in Section 4.5 are modified to require that Mortgagor use its commercially reasonable best efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such Subject Interest.
     4.7 Labor/Materials. Mortgagor will promptly pay, or cause to be paid, all bills for labor and materials incurred in the operation of the Mortgaged Property, except any that is being contested in good faith and as to which satisfactory accruals have been provided; will promptly pay its share of all costs and expenses incurred under any joint operating agreement affecting the

Mortgaged Property or any portion thereof; will furnish Mortgagee, as and when reasonably requested, information as to the status of any joint account maintained with others under any such operating agreement; will not take any action to incur any material liability or lien thereunder; and will not enter into any new operating agreement or amendment of existing operating agreement affecting the Mortgaged Property that would materially diminish or alter Mortgagor’s net revenue interest therein, all without prior written consent of the Mortgagee, whicha shall not be unreasonably withheld or delayed.
     4.8 Inspections. Mortgagor will permit Mortgagee and its accredited agents, representatives, attorneys and employees (“Mortgagee Parties”), upon reasonable advance written notice, at any reasonable time to go upon, examine, and inspect the Mortgaged Property, at Mortgagee Parties’ sole risk and liability and will furnish Mortgagee, upon reasonable request, all pertinent information regarding the development and operation of the Mortgaged Property.
     4.9 Legal Proceedings. Mortgagor will provide reasonable notice to Mortgagee or other holder or holders of the Secured Indebtedness, in writing, of the commencement of any material legal proceedings affecting the Mortgaged Property or any part thereof, and will take such action as may be necessary to preserve its and Mortgagee’s rights affected thereby as would be taken by a prudent operator under comparable conditions; and should Mortgagor fail or refuse to take any such action, Mortgagee may at its election take such action on behalf and in the name of Mortgagor and at Mortgagor’s cost and expense..
     4.10 Existence. Mortgagor will maintain its Business Entity, or comparable, existence and will maintain and procure all necessary franchises and permits to the end that Mortgagor shall be and continue to be a Business Entity in good standing in the state of its organization (or subsequent organization) and in the state wherein the Mortgaged Property is located, with full power and authority to own and operate all of the Mortgaged Property as contemplated herein until this Deed of Trust shall have been fully satisfied.
     4.11 Waivers. Except for notices referenced in Section 5.11, Mortgagor hereby expressly waives any and all rights or privileges of marshalling of assets, sale in inverse order of alienation, notices, appraisements, redemption and any prerequisite to the full extent permitted by applicable law, in the event of foreclosure of the lien or liens and/or security interests created herein. Mortgagee at all times shall have the right to release any part of the Mortgaged Property now or hereafter subject to the lien or security interest of this Deed of Trust, any part of the proceeds of production or other income herein or hereafter assigned or pledged, or any other security it now has or may hereafter have securing the Secured Indebtedness, without releasing any other part of the Mortgaged Property, proceeds or income, and without affecting the liens or security interests hereof as to the part or parts thereof not so released, or the right to receive future proceeds and income.
     4.12 Disposition. Without prior approval and written consent of Mortgagee, which shall not be unreasonably withheld or delayed, Mortgagor will not sell, assign, lease, transfer or otherwise dispose of all or any portion of the Mortgaged Property, other than sales of Hydrocarbons made in the ordinary course of business, nor shall Mortgagor mortgage, pledge or otherwise encumber the Mortgaged Property or any part thereof, regardless of whether the lien or encumbrance is senior, coordinate, junior, inferior or subordinate to the lien and security interest created hereby, except for Permitted Liens.
     4.13 Notice of Assignments. Upon request of Mortgagee, but subject to Section 6.8, Mortgagor will execute and deliver written notices of assignments to any persons, corporations or other entities owing or which may in the future owe to Mortgagor monies or accounts arising in connection with any of the following matters: (a) any oil, gas or mineral production from the Mortgaged Property; (b) any gas contracts, processing contracts or other contracts relating to the Mortgaged Property; or (c) the operation of or production from any part of the Mortgaged Property. The notices of assignments shall advise the third parties that all of the monies or accounts described above have been assigned to Mortgagee, and if required by Mortgagee, shall also require and direct that future payments thereof, including amounts then owing and unpaid, be paid directly to Mortgagee.
     4.14 Prohibitions Ineffective. Any mortgage, pledge, encumbrance, unitization, pooling, communitization or other action or instrument in violation of the prohibitions contained in this Article IV shall be of no force or effect against Mortgagee.
     4.16 Amendments to Mineral Leases. Except as required by law, rule of regulation, Mortgagor will not, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld or delayed, enter into any material amendments to the oil, gas and mineral leases described herein.
ARTICLE V
DEFEASANCE, RESPECTING FORECLOSURE
AND OTHER REMEDIES
     5.1 Defeasance; Remedies. Should Mortgagor make payment in full of the Secured Indebtedness, then the conveyance of the Mortgaged Property shall become of no further force and effect, and the lien and security interest hereof shall be released at the cost and expense of Mortgagor; otherwise, it shall remain in full force and effect. In case any one or more of the Events of Default, as defined below, shall happen, then, and in any such event, the whole of the principal of the Secured Indebtedness due and remaining unpaid, together with all interest accrued thereon, may, at the option of the holder thereof, without notice (including, but not limited to, notice of intention to accelerate maturity and notice of acceleration of maturity) or demand, which are, to the full extent permitted by applicable law, waived by Mortgagor, be declared immediately due and payable; and thereupon, or at any time thereafter while the Secured Indebtedness or any part thereof remains unpaid, it shall be the duty of the Trustee, on request of the Mortgagee (which request is hereby presumed), to enforce this Deed of Trust; and after advertising the time and place of the sale for at least twenty-one (21) days prior to the day of sale, by posting or causing to be posted a written or printed notice thereof at the courthouse door and by filing a copy of such notice in the office of the county clerk or registrar of deeds, as applicable in each jurisdiction, of each county in which the Mortgaged Property or any part thereof may be situated, and serving written notice of the proposed sale on each debtor obligated to pay the Secured Indebtedness according to the records of the Mortgagee, by postage prepaid, certified United States mail, at the most recent address for such debtor as shown by the records of the Mortgagee, at least twenty-one (21) days prior to the day of sale, to sell the Mortgaged Property, either as a whole or in parcels, as the Trustee may deem proper, at public venue at the courthouse of the county in which the Mortgaged Property or any part thereof may be situated (and being the county designated in the notice of sale) on the first Tuesday of any month between the hours of 10:00 o’clock a.m. and 4:00 o’clock p.m., to the highest bidder for cash, and after such sale to make the purchaser or purchasers good and sufficient deeds and assignments in the name of the Mortgagor herein, conveying such property so sold to the purchaser or purchasers with special warranty of title. The Trustee, or his successor or substitute, is hereby authorized and empowered to appoint any one or more persons as his attorney(s)-in-fact to act as Trustee under him and in his name, place and stead, such appointment to be evidenced by a written instrument executed by the Trustee, or his successor or substitute, to perform any one or more act or acts necessary or incident to any sale under the power of sale hereunder, including, without limitation, the posting and filing of any notices, the conduct of the sale and the execution and delivery of any instruments conveying the Mortgaged Property as a result of the sale, but in the name and on behalf of the Trustee, or his successor or substitute; and all acts done or performed by such attorney(s)-in-fact shall be valid, lawful and binding as if done or performed by the Trustee, or his successor or substitute. No single sale or series of sales by the Trustee shall extinguish the lien or exhaust the power of sale hereunder except with respect to the items of property sold, but such lien and power shall exist for so long as and may be exercised in any manner by law or as herein provided as often as the circumstances require to give Mortgagee full relief hereunder. The purchaser at any such sale shall not assume, nor shall his or its heirs, legal representatives, successors or assigns, be deemed to have assumed, by reason of the acquisition of property or rights mortgaged hereunder, any liability or obligation of any lessee or operator of the Mortgaged Property, or any part thereof, arising by reason of any occurrence taking place prior to such sale. It shall not be necessary to have present, or to exhibit at any such sale, any of the personal property subject to the lien or security interest hereof.
     5.2 Rights Under UCC. Upon the happening of any of the Events of Default, Mortgagee shall be entitled to all of the rights, powers and remedies afforded a secured party by the Uniform Commercial Code with reference to the personal property, As-extracted collateral and fixtures in which Mortgagee has been granted a security interest hereby, or Mortgagee may proceed as to both the real and personal property covered hereby.
     5.3 Application of Proceeds. The Trustee is authorized to receive the proceeds of said sale or sales and apply the same first to pay all reasonable expenses of any nature whatsoever incurred at any time (whether before or after an Event of Default) by Mortgagee in exercising or enforcing any rights, power and remedies provided in this Deed of Trust and next in reduction of the Secured Indebtedness, in such manner and order as Mortgagee may elect.
     5.4 Substitute Trustee. In the event of the dissolution of the Trustee (if an entity), or death of the Trustee (if an individual), or its removal from the State of Texas, or its or his/her failure, refusal, or inability for any reason to make any such sale or to perform any of the trusts herein declared, or at any time, whether with or without cause, then the Mortgagee may appoint, in writing, one or more substitute trustee who shall thereupon succeed to all the estates, rights, powers, and trusts herein granted to and vested in the Trustee. In the same events as first above stated, and in the same manner, successive substitute Trustees may thereafter be appointed.

     5.5 Evidence. It is agreed that in any deed or deeds given by any Trustee any and all statements of fact or other recitals therein made as to the identity of the holder or holders of the Secured Indebtedness, or as to the default in the payments thereof or any part thereof, or as to the breach of any covenants herein contained, or as to the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, application, and distribution of the money realized therefrom, or as to the due and proper appointment of a substitute trustee, and, without being limited by the foregoing, as to any other additional act or thing having been done by Mortgagee or by the Trustee, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted; and Mortgagor does hereby ratify and confirm any and all acts that the Trustee may lawfully do in the premises by virtue of the terms and conditions of this Deed of Trust.
     5.6 Right to Sue. The Mortgagee may, at its election, or the Trustee may, upon written request of the Mortgagee, proceed by suit or suits, at law or in equity, to enforce the payment of the Secured Indebtedness in accordance with the terms hereof and of the note, notes or guaranties evidencing it, and to foreclose the lien and/or security interest of this Deed of Trust as against all or any portion of the Mortgaged Property and to have such property sold under the judgment or decree of a court of competent jurisdiction.
     5.7 Mortgagee May Purchase. It is expressly understood that the Mortgagee, or the Trustee, may be a purchaser of the Mortgaged Property, or of any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in the Trustee or upon any other foreclosure of the lien and/or security interest hereof, or otherwise; and the Mortgagee or the Trustee so purchasing shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the lien and/or security interest of this Deed of Trust and free of all rights of redemption in Mortgagor.
     5.8 Cumulative Rights. The rights of entry, sale, or suit, as hereinabove or hereinafter conferred, are cumulative of all other rights and remedies herein or by law or in equity provided, and shall not be deemed to deprive the Mortgagee or Trustee of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants and terms of this Deed of Trust and of any note or guaranty reflecting the Secured Indebtedness, and the employment of any remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.
     5.9 No Appraisement. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor and Mortgagor’s successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness, notice of election to mature or declare due the whole of the Secured Indebtedness (excluding any notices which may be required prior to an Event of Default) and all rights to a marshaling of the assets of Mortgagor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Mortgagor will not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, or other matters whatever to defeat, reduce or affect the right of the Mortgagee under the terms of this Deed of Trust to a sale of the Mortgaged Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the right of the Mortgagee under the terms of this Deed of Trust to the payment of such indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever. If any law referred to in this Section 5.9 and now in force, of which Mortgagor or Mortgagor’s successors and assigns and such other persons claiming any interest in the Mortgaged Property might take advantage despite this Section 5.9, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section 5.9.
     5.10 Power of Attorney and Agent. Upon the occurrence or happening of an Event of Default, Mortgagor does hereby designate each of Trustee and Mortgagee as the agent and attorney in fact of Mortgagor to act in the name, place, and stead of Mortgagor in the exercise of each and every remedy set forth herein, including rights to liens on and security interests in the Mortgaged Property, and in conducting any and all operations and taking any and all action reasonably necessary to do so, recognizing such agency in favor of each of Trustee and Mortgagee to be coupled with the interests of Trustee and Mortgagee, respectively, under this Deed of Trust and, thus, irrevocable so long as this Deed of Trust is in force and effect.
     5.11 Events of Default. The term “Event of Default” as used herein shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:
(a)	Mortgagor shall fail, refuse, or neglect to pay, in full, any installment or portion of the Secured Indebtedness as and when the same shall become due and payable, whether at the due date thereof stipulated herein or in the Note, upon acceleration or otherwise, provided that Mortagor has received all applicable notices of payment as provided in the Note;

(b)	Mortgagor shall fail, refuse or neglect or cause the failure, refusal or neglect to comply with, perform and discharge fully and timely as and when required any of the material obligations of Mortgagor under this Deed of Trust or the Note, and Mortgagor fails to cure such non-compliance, non-performance or non-discharge within twenty (20) days of the receipt of written notice of same from Mortgageee;

(c)	Any representation or warranty made by Mortgagor contained herein is false or misleading in any material respect and Mortgagor fails to cure the same within twenty (20) days of the receipt of written notice of same from Mortgagee;

(d)	Mortgagor shall materially default or commit an event of material default under the Note or any other mortgage or security agreement which covers or affects any part of the Mortgaged Property and Mortgagor fails to cure the same within twenty (20) days of the receipt of written notice of same from Mortgagee; or

(e)	Any representation or warranty that relates to this Deed of Trust or the Note made by Mortgagor in the Purchase and Sale Agreement between Mortgagee and Mortgagor dated October 19, 2010, as thereafter amended (the “PSA”), is false or misleading in any material respect and Mortgagor fails to cure the same within twenty (20) days of the receipt of written notice of same from Mortgagee.
ARTICLE VI
ASSIGNMENT OF PRODUCTION AND REVENUES
(this “Assignment”)
Production
     6.1 Assignment. Upon the occurrence of happening of an Event of Default, in addition to the conveyance to the Trustee herein made, Mortgagor does hereby transfer, assign, deliver and convey unto Mortgagee, its successors and assigns, all Hydrocarbons and Other Minerals produced, saved or sold from the Mortgaged Property and attributable to the interest of Mortgagor therein, together with the proceeds of any sale thereof (“Hydrocarbon Proceeds”); Mortgagor hereby directs any purchaser now or hereafter taking any production from the Mortgaged Property to pay to Mortgagee such Hydrocarbon Proceeds derived from the sale thereof, and to continue to make payments directly to Mortgagee until notified in writing by Mortgagee to discontinue the same; and the purchaser of any such production shall not be required to see to the application of the proceeds thereof by Mortgagee and payment made to Mortgagee shall be binding and conclusive as between such purchaser and Mortgagor. Mortgagor further agrees to perform all such acts, and to execute all such further assignments, transfer and division orders, and other instruments as may be required or desired by Mortgagee or any other party to have such Hydrocarbon Proceeds so paid to Mortgagee.
Revenues
     Upon the occurrence of happening of an Event of Default, in addition to the conveyance to the Trustee herein made, Mortgagor does hereby transfer, assign, deliver and convey unto Mortgagee, its successors and assigns, all the income, revenues, rents, issues, profits and proceeds arising from the Pipelines relating to the Mortgaged Property whether due, payable or accruing (collectively, the “Revenues”) under any and all present and future contracts or other agreements relating to the transmission of the Hydrocarbons or the ownership of all or any portion of the Mortgaged Property. Mortgagor hereby directs any payor to pay to Mortgagee such Revenues derived from such contracts and agreements, and to continue to make payments directly to Mortgagee until notified in writing by Mortgagee to discontinue the same; and the payor shall have no duty or obligation to inquire into the right of Mortgagee to receive the same, what application is made thereof, or as to any other matter; and the payment made to Mortgagee shall be binding and conclusive as between such payor and Mortgagor. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and other instruments as may be required or desired by the Mortgagee or any party in order to have said Revenues so paid to the Mortgagee.

General
     Upon the occurrence of happening of an Event of Default, the Mortgagee is fully authorized to (i) receive and receipt for said Revenues and Hydrocarbon Proceeds; (ii) to endorse and cash any and all checks and drafts payable to the order of Mortgagor or the Mortgagee for the account of Mortgagor received from or in connection with said Revenues and Hydrocarbon Proceeds and apply the proceeds thereof to the payment of the Secured Indebtedness, when received, regardless of the maturity of any of the Secured Indebtedness, or any installment thereof, and (iii) execute any instrument in the name of Mortgagor to facilitate any of the foregoing. Upon receipt of written instructions from Mortgagor, Mortgagee agrees to release to Mortgagor any Revenues and Hydrocarbon Proceeds belonging to third parties; provided that the Mortgagee shall not be liable for any delay, neglect, or failure to effect collection of any Revenues and Hydrocarbon Proceeds or to take any other action in connection therewith or hereunder; but shall have the right, at its election, in the name of Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Mortgagee in order to collect such funds and to protect the interests of the Mortgagee and/or Mortgagor, with all costs, expenses and attorney’s fees incurred in connection therewith being paid by Mortgagor. Unless Mortgagee has claimed or is claiming, for its benefit Revenues and Hydrocarbon Proceeds belonging to third parties and not attributable to the Mortgaged Property, Mortgagor hereby agrees to indemnify the Mortgagee against all claims, actions, liabilities, judgments, costs, charges and reasonable attorneys’ fees made against or incurred by it, based on the assertion that it received Revenues claimed by third persons either before or after the payment in full of the Secured Indebtedness, but in each case except for such claims, actions, liabilities, judgments, costs, charges and attorneys’ fees to the extent directly resulting from the gross negligence or willful misconduct of the Mortgagee. Mortgagee shall have the right to defend against any such claims, actions and judgments, employing its attorneys therefor, and if it is not furnished with reasonable indemnity, it shall have the right to compromise and adjust any such claims, actions and judgments. Mortgagor agrees to indemnify and pay to the Mortgagee any and all such claims, judgments, costs, charges and attorney’s fees as may be paid in any judgment, release or discharge thereof or as may be adjudged against the Mortgagee. Mortgagor hereby appoints Mortgagee as its attorney-in-fact to pursue any and all rights of Mortgagor to liens on and security interests in the Mortgaged Property. Mortgagor hereby further transfers and assigns to Mortgagee any and all such liens, security interests, financing statements or similar interests of Mortgagor attributable to its interest in the Mortgaged Property and Revenues and Hydrocarbon Proceeds arising under or created by any statutory provision, judicial decision or otherwise. The power of attorney granted to Mortgagee in this paragraph, being coupled with an interest, shall be irrevocable so long as the Secured Indebtedness or any part thereof remains unpaid. WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO MATTERS THAT IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR ANY STRICT LIABILITY. SUCH INDEMNITIES SHALL NOT, HOWEVER, APPLY TO A PARTICULAR INDEMNIFIED PARTY TO THE EXTENT THAT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THAT INDEMNIFIED PARTY.

     6.2 Purchasers. Subject to the applicable terms of the Subject Contracts, should any purchaser taking the production from the Mortgaged Property fail to make prompt payment to Mortgagee in accordance with this Assignment, Mortgagee shall have the right at Mortgagor’s expense to negotiate directly with any other purchaser or, at that request of Mortgagee, the Mortgagor shall use reasonable commercial efforts to designate an alternative purchase and sale transaction in an effort, in either case, to cause such purchaser to pay any proceeds of production directly to Mortgagee or its designee.
     6.3 Collection of Proceeds. Mortgagor authorizes and empowers Mortgagee to receive, hold and collect all sums of money paid to Mortgagee in accordance with this Assignment, and to apply the same as hereinafter provided, all without any liability or responsibility on the part of Mortgagee, save and except as to good faith in so receiving and applying such sums. All payments provided for in this Assignment shall be paid promptly to Mortgagee, and any provisions contained in any note or notes evidencing the Secured Indebtedness or any part thereof to the contrary notwithstanding, Mortgagee may apply the same. Mortgagee agrees to give Mortgagor written notice simultaneously with its notice to the Purchaser that such payments are to be paid to Mortgagee in accordance with the terms of this Article VI.
     6.4 No Effect on Secure Indebtedness. It is understood and agreed that should such payments provided for by this Assignment be less than the sum or sums then due on the Secured Indebtedness, such sum or sums then due shall nevertheless be paid by Mortgagor in accordance with the provisions of the note, notes, guaranty agreements or other instrument or instruments evidencing the Secured Indebtedness, and neither this Assignment nor any provisions hereof shall in any manner be construed to affect the terms and provisions of such note, notes, guaranty agreements or other instrument or instruments evidencing the Secured Indebtedness. Likewise, neither this Assignment nor any provisions hereof shall in any manner be construed to affect the liens, rights, title and remedies herein granted securing the Secured Indebtedness or Mortgagor’s liability therefor. The rights under this Assignment are cumulative of all other rights, remedies, and powers granted under this Deed of Trust, and are cumulative of any other security which Mortgagee now holds or may hereafter hold to secure the payment of the Secured Indebtedness.
     6.5 Trust. Should Mortgagor receive any of the proceeds of any sale of Hydrocarbons and Other Minerals produced, saved or sold from the Mortgaged Property, which under the terms hereof should have been remitted to Mortgagee, Mortgagor will immediately remit same in full to Mortgagee.
     6.6 Full Payment. Upon payment in full of all Secured Indebtedness, the remainder of such proceeds held by Mortgagee, if any, shall be paid over to Mortgagor upon demand, and a release of the interest hereby assigned will be made by Mortgagee to Mortgagor at its request and its expense.
     6.7 No Liability. Except for Mortgagee’s gross negligence or willful misconduct, Mortgagee shall not be liable for any failure to collect, or for any failure to exercise diligence in collecting, any funds assigned hereunder, but only to the extent Mortgagee has successfully exercised its rights to collect such funds. Mortgagee shall be accountable only for funds actually received.

     6.8 Effective Date of the Assignment. Mortgagor hereby acknowledges that this Assignment under this Article VI, and the terms therein, shall only be effective upon the occurrence or happening of an Event of Default. Furthermore, Mortgagor agrees that Mortgagee is not required to assert any affirmative act, including the institution of any legal proceedings, to enforce this Assignment.
     6.9 Collection of Proceeds. Notwithstanding such assignments, if an Event of Default has not occurred then Mortgagee shall allow Mortgagor to collect proceeds of the production assigned herein until an Event of Default occurs.
ARTICLE VII
ADDITIONAL REMEDIES
     7.1 Expenses; Interest. If Mortgagor should fail to comply with any of the material covenants or material obligations of Mortgagor hereunder, which failure is not cured within twenty (20) days of receipt of written notice from Mortgagee, then Mortgagee or the Trustee may perform the same for the account and at the expense of Mortgagor but shall not be obligated so to do, and any and all reasonable expenses incurred or paid in so doing shall be payable by Mortgagor to Mortgagee, with interest at the rate agreed upon in the Note, from the date when same was so incurred or paid, and the amount thereof shall be payable as provided in the Note and shall be secured by and under this Deed of Trust, and the amount and nature of such expense and the time when paid shall be presumptively established by the affidavit of Mortgagee or any officer or agent thereof, or by the affidavit of any Trustee acting hereunder; provided, however, that the exercise of the privileges granted in this Section 7.1 shall in nowise be considered or constitute a waiver of the right of Mortgagee upon the happening of an Event of Default hereunder to declare the Secured Indebtedness at once due and payable but shall be cumulative of such right and all other rights herein given.
     7.2 Possession. In case any one or more of the Events of Default shall happen, then in each and every such case the Trustee or Mortgagee or any part thereof, whether or not the Secured Indebtedness shall automatically become due and payable or shall have been declared due and payable, as applicable, in addition to the other rights and remedies hereunder, may exercise the following additional remedy, but shall not be obligated so to do: the Trustee and/or Mortgagee may enter into and upon and take possession of all or any part of the Mortgaged Property and each and every part thereof and may exclude Mortgagor, its agents and servants wholly therefrom and have, hold, use, operate, manage and control the Mortgaged Property and each and every part thereof and produce the oil, gas and other minerals therefrom and market the same, all at the sole risk and expense of Mortgagor and at the expense of the Mortgaged Property, applying the net proceeds so derived, first, to the cost of maintenance and operation of such Mortgaged Property; second, to the payment of all Secured Indebtedness secured hereby, principal and interest, application to be made first to interest and then to principal; and the balance thereof, if any, shall be paid to Mortgagor. Upon such payment of all such costs and Secured Indebtedness, the Mortgaged Property shall be returned to Mortgagor in its then condition and such Trustee and/or Mortgagee shall not be liable to Mortgagor for any damage or injury to the Mortgaged Property except such as may be caused through his, its or their fraud, gross negligence or willful misconduct.

     7.3 Agent. In case any one or more of the Events of Default shall happen, Mortgagor does hereby designate Mortgagee as Mortgagor’s agent to exercise each and every remedy set forth herein and to conduct any and all operations and take any and all action reasonably necessary to do so.
ARTICLE VIII
MISCELLANEOUS
     8.1 No Usury. Any provision in any document that may be executed in connection herewith to the contrary notwithstanding, the Mortgagee shall in no event be entitled to receive or collect, nor shall any amounts received hereunder be credited so that the Mortgagee shall be paid as interest, a sum greater than that authorized by law. If any possible construction of this Deed of Trust or any instrument evidencing the Secured Indebtedness, or any or all other notes, guaranties or papers relating to the Secured Indebtedness, seems to indicate any possibility of a different power given to the Mortgagee, or any authority to ask for, demand, or receive any larger rate of interest, such as a mistake in calculation or wording, this clause shall override and control, and proper adjustments shall be made accordingly.
     8.2 Articles, etc. This Deed of Trust, for convenience only, has been divided into Paragraphs, Articles and Sections, and it is understood that the rights, powers, privileges, duties and other legal relations of the Mortgagor, the Trustee, and the Mortgagee, shall be determined from this Deed of Trust as an entirety and without regard to the aforesaid division into Paragraphs, Articles and Sections and without regard to headings prefixed to such Paragraphs, Articles and Sections.
     8.3 Successors; Plural. The terms used to designate any of the parties herein shall be deemed to include the heirs, successors and assigns of such parties; the term “successors” shall include the heirs, trustees and legal representatives; and the term “Mortgagee” shall also include any lawful owner, holder or pledgee of any Secured Indebtedness. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and the plural shall likewise be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative.
     8.4 Cumulative Rights. Every right and remedy provided for herein shall be cumulative of each and every other right or remedy of Mortgagee, whether herein or otherwise conferred, and may be enforced concurrently therewith, and the unenforceability or invalidity of any one or more provisions, clauses, sentences or paragraphs of this Deed of Trust shall not render any other provision, clause, sentence or paragraph unenforceable or invalid, and the remaining provisions hereof shall be liberally construed in favor of the Trustee and/or the Mortgagee in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. No security theretofore, herewith or subsequently taken by Mortgagee shall in any manner impair or affect the security given by this Deed of Trust or any security by endorsement or otherwise presently or previously given, and all security shall be taken, considered and held as cumulative.

     8.5 Succession and Assigns. This Deed of Trust shall be binding upon the parties, their respective successors and assigns, and shall inure to the benefit of the Mortgagee, and the covenants and agreements herein contained shall constitute covenants running with the land; provided that, Mortgagor shall not assign or transfer any of its rights or delegate any of its duties or obligations under this Deed of Trust without the prior written consent of Mortgagee.
     8.6 Supplements. It is contemplated by the parties hereto that from time to time additional interests and properties may or will be added to the interests and properties in Exhibit A-1 and Exhibit A-2 attached hereto by means of supplemental indentures identifying this Deed of Trust and describing such interests and properties to be so added and included, and upon the execution of any such supplemental indenture, the lien, rights, titles and interests created herein shall immediately attach to and be effective as of the date of such supplemental indenture in respect to any such interests and properties so described, and the same being included in the term “Mortgaged Property,” as used herein.
     8.7 Form. This Deed of Trust shall be deemed, and may be enforced from time to time, as a chattel mortgage, real estate mortgage, deed of trust, security agreement, assignment or contract, or as one or more thereof.
     8.8 Fixtures. Without in any manner limiting the generality of any of the foregoing hereof, some portions of the personal property described hereinabove are or are to become fixtures on the Lands or Lands Associated with Pipelines described herein or to which reference is made herein. In addition, the security interest created hereby under applicable provisions of the Uniform Commercial Code attaches to minerals, including oil, gas and other As-extracted collateral, or accounts resulting from the sale thereof, at the wellhead or minehead located on the Lands or Lands Associated with Pipelines described or to which reference is made herein.
     8.9 Article 9. This Deed of Trust may be filed, and the Trustee or Mortgagee, as applicable, is hereby authorized to so file, as provided in Article 9 of the Texas Business and Commerce Code relating to the granting of security interests. In this connection, this instrument will be presented to a filing officer under the Uniform Commercial Code to be filed in the real estate records as a Financing Statement covering minerals and fixtures, pursuant to Section 9.502(c) of the Texas Business and Commerce Code.
     8.10 Financing Statement. For purposes of filing this Deed of Trust as a financing statement, the addresses for Mortgagor, as the debtor, and Mortgagee, as the secured party, are as set forth hereinabove.
     8.11 Counterparts. For the convenience of the parties, this Deed of Trust may be executed in multiple counterparts. For recording purposes, various counterparts have been executed and there may be attached to each such counterpart an Exhibit A-1 and Exhibit A-2 containing only the description of the Mortgaged Property, or portions thereof, which relates to the county or state in which the particular counterpart is to be recorded. A complete, original counterpart of this Deed of Trust with a complete Exhibit A-1 and Exhibit A-2 may be obtained from the Mortgagee. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Deed of Trust.

     8.12 Governing Law. This Deed of Trust shall be governed by the substantive laws of the State of Texas (and where applicable, the United States of America) regarding the validity, construction, enforcement and interpretation of the terms hereof, unless the laws of another state shall mandatorily apply.
     8.13 Termination. This Deed of Trust, including the grant of a lien hereunder and all of Mortgagee’s and Trustee’s rights, powers and remedies in connection therewith, will remain in full force and effect regardless of whether the liability of any other obligor may have ceased, or irrespective of the validity or enforceability of any other instrument executed in connection with the Secured Indebtedness, and notwithstanding the reorganization, incapacity or bankruptcy of any obligor, or the reorganization, or bankruptcy of Mortgagor, or any other event or proceeding affecting Mortgagor or any obligor, but shall terminate and be of no further force and effect (other than the indemnity obligations and other continuing obligations hereunder) upon the earlier of (A) the date Mortgagee has executed a written release or termination statement regarding this Deed of Trust or (B) the date when all Secured Indebtedness has been paid in full.
     8.14 No Waiver. The failure or delay of Mortgagee to file or give any notice as to this Deed of Trust, or to exercise any right, remedy or option to declare the maturity of the principal debt, or any other sums hereby secured, or the payment by Mortgagee of any taxes, liens, charges or assessments, shall not be taken or deemed a waiver of any rights to exercise such right or option or to declare any such maturity as to any past or subsequent violations of any of such covenants or stipulations, and shall not waive or prejudice any right or lien hereunder. Any election or failure by Mortgagee to exercise any rights, remedies or options hereunder shall not constitute a waiver or prejudice the exercise of other rights or remedies existing hereunder. All rights, powers, immunities, remedies and liens of Mortgagee existing and to exist hereunder or under any other instruments, and all other or additional security, and Mortgagee’s rights at law and in equity, shall be cumulative and not exclusive, each of the other; and Mortgagee shall, in addition to the remedies herein expressly provided, be entitled to such other remedies as may now or hereafter exist at law or in equity for securing and collecting the Secured Indebtedness, for enforcing the covenants herein, and for foreclosing the liens hereof. Resort by Mortgagee to any remedy provided for hereunder or at law or in equity shall not prevent concurrent or subsequent resort to the same or any other remedy or remedies.
     8.15 Waiver of Covenants by Mortgagee. Any and all covenants in this Deed of Trust may from time to time by instrument in writing signed by the Mortgagee be waived to such extent and in such manner as the Mortgagee may desire, but no such waiver shall ever affect or impair the Mortgagee’s rights and remedies or liens and security interests hereunder, except to the extent specifically stated in such written instrument.
     8.16 Conflict. In the event of a conflict between the terms and provisions of this Deed of Trust and those of the Note, the terms and provisions of the Note shall govern and control. As used in this Deed of Trust, the term “Mortgagee” shall also refer to any other holder of the Secured Indebtedness.
     8.17 Final Agreement. THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature and Acknowledgment pages follow.]

     EXECUTED as of the date set forth in the respective acknowledgments below, but effective for all purposes as of February 7th, 2011.

MORTGAGOR/DEBTOR: SUN RIVER ENERGY, INC.
By:	/s/ Donal R. Schmidt, Jr.
Name:	Donal R. Schmidt, Jr.
Title:	President and CEO

STATE OF Texas	§
§
COUNTY OF Dallas	§
The foregoing instrument was acknowledged before me on this 7th day of February, 2011, by Donal R. Schmidt, Jr., President and CEO of Sun River Energy, Inc., a Colorado company, on behalf of said company.

/s/ Judy A. Masters
NOTARY PUBLIC, STATE OF Texas

(Signature and Acknowledgment Page to Texas Deed of Trust)

EXHIBIT A
This Exhibit A consists of Exhibit A-1 and Exhibit A-2

A-1

EXHIBIT A-1
TO DEED OF TRUST
Oil and Gas Properties
     This Exhibit A-1 sets forth the description of the property interests covered by the Deed of Trust to which this Exhibit A-1 is attached. All of the terms defined in the Deed of Trust are used in this Exhibit A-1 with the same meanings given therein. In addition, the designation “Working Interest” or “WI” means an interest owned in an oil, gas, and mineral lease that determines the cost bearing percentage of the owner of such interest. The designation “Net Revenue Interest” or “NRI” means net revenue interest, or that portion of the production attributable to the owner of a working interest after deduction for all royalty burdens, overriding royalty burdens, or other burdens on production, except severance, production, windfall profits and other similar taxes. The designation “Overriding Royalty Interest” or “ORRI” means an interest in production which is free of any obligation for the expense of exploration, development and production, bearing only its pro rata share of severance, production, windfall profits and other similar taxes.

A-1

EXHIBIT A-2
TO DEED OF TRUST
Pipelines
All rights, title and interest of Mortgagor in all existing and future pipelines, gathering systems and other transportation assets, and all assets, equipment, rights and interests related thereto located on the Mortgaged Properties described on Exhibit A-1.

A-2

EXHIBIT B
TO DEED OF TRUST
Permitted Liens

B-1